UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.                 )

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CRESCENT ACQUISITION CORP

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LiveVox Hires Industry Veteran Dan DeLozier to Lead Channel Strategy & Expansion

Proven channel professional joins the Company following new strategic partnerships within the channel community

SAN FRANCISCO, CA – June 15, 2021 – LiveVox Holdings, Inc. (“LiveVox” or the “Company”), a cloud-based provider of customer service and digital engagement tools, has announced the hire of Dan DeLozier as Area Vice President of Channel and Alliances. LiveVox will draw on DeLozier’s 16 years of experience building and managing successful channel programs to bolster its sales and marketing efforts and capitalize on digital transformation opportunities across the massive contact center software market.

Prior to joining LiveVox, DeLozier served as Regional Vice President of Channel Sales for Everbridge – a global critical event management SaaS company. At Everbridge, DeLozier played a critical role in spearheading the company’s expansion into the Global Channel Marketplace, including Australia and the U.K., while also overseeing cross-functional teams to create and accelerate market penetration. He has held senior positions at CenturyLink, Servion Global Solutions, and Avaya – successfully building and managing global channel and sales efforts. DeLozier is also a proud U.S. Navy Veteran, having served as a search and rescue diver on the USS Enterprise (CVN-69).

“LiveVox’s omnichannel approach, out-of-the-box solution, and AI capabilities for the contact center are truly a game changer – it’s the most comprehensive, competitive solution in the market,” said DeLozier. “I’m looking forward to working with the team to advance our channel distribution strategy, build our ecosystem of partners—and ultimately, drive critical business transformation and innovation across the industry.”

LiveVox’s technology and blended omnichannel approach to digital engagement and customer service allows the Company to secure deals over its competitors. LiveVox’s platform features unified data capabilities – bolstered by the recently announced version 15 – that allow customer data to be more easily accessed across different channels and the newly announced, AI-enabled LiveVox Bot. Combine that with the built-in CRM and pre-integrated WFO capabilities and LiveVox is able to provide an improved agent and customer experience, easier configuration, and reduced total cost of ownership.

“Our technology provides a cloud-based engagement platform that significantly simplifies the integration of customer data, allowing contact center managers to implement new campaigns from a single platform and easily understand and tune performance accordingly,” said Erik Fowler, EVP of Worldwide Sales at LiveVox. “We are excited to have Dan join to help lead our channel strategy. He is the first of many hires we plan to bring on as we aggressively grow our channel business. Dan’s proven track record, sales leadership, and passion for our technology will be a great asset for LiveVox as we expand our partnerships and strategic alliances to meet the growing demand for our solutions.”

To learn more about LiveVox’s channel program, click here.

About LiveVox

LiveVox, a portfolio company of Golden Gate Capital, is a leading cloud-based contact center platform. By seamlessly integrating omnichannel communications, customer relationship management (CRM), and workforce optimization (WFO), LiveVox delivers exceptional agent and customer experiences, while helping to reduce compliance risk. LiveVox’s reliable, easy-to-use technology enables effective engagement strategies on channels of choice to help drive contact center performance. Founded in 2000, LiveVox is headquartered in San Francisco with offices in Atlanta, Denver, St. Louis, Colombia, and Bangalore.

On January 14, 2021, LiveVox announced plans to merge with Crescent Acquisition Corp (“Crescent”) to become a publicly traded company (the “Business Combination”). Consummation of the Business Combination is subject to customary closing conditions, including approval by Crescent’s stockholders.

About Crescent Acquisition Corp

Crescent is a special purpose acquisition company formed by Crescent Capital, Robert D. Beyer and Todd M. Purdy for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or assets.

About Golden Gate Capital

Golden Gate Capital is a San Francisco-based private equity investment firm with over $17 billion of committed capital. The principals of Golden Gate Capital have a long and successful history of investing across a wide range of industries and transaction types, including going-privates, corporate divestitures, and recapitalizations, as well as debt and public equity investments. Notable software and services investments sponsored by Golden Gate Capital include Infor, BMC, Neustar, Ensemble Health Partners, Vector Solutions, and 20-20 Technologies.

IMPORTANT LEGAL INFORMATION

Additional Information about the Proposed Transaction and Where to Find It

This communication may be deemed solicitation material in respect of the proposed Business Combination between Crescent and LiveVox. The Business Combination will be submitted to the stockholders of Crescent and LiveVox for their approval. In connection with such stockholder vote, Crescent filed with the SEC a proxy statement on Schedule 14A and mailed a definitive proxy statement to its stockholders in connection with Crescent’s solicitation of proxies for the special meeting of the stockholders of Crescent to be held to approve the Business Combination. This communication does not contain all the information that should be considered concerning the proposed Business Combination and the other matters to be voted upon at the special meeting and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Crescent’s stockholders and other interested parties are urged to read the proxy statement, the amendments thereto, the definitive proxy statement and any other relevant documents that are filed or furnished or will be filed or will be furnished with the SEC carefully and in their entirety in connection with Crescent’s solicitation of proxies for the special meeting to be held to approve the Business Combination and other related matters, as these materials contain important information about LiveVox and Crescent and the proposed Business Combination. The definitive proxy statement is being mailed to the stockholders of Crescent as of the record date established for voting on the proposed Business Combination and the other matters to be voted upon at the special meeting. Such stockholders may also obtain copies of the proxy statement, without charge, at the SEC’s website at http://www.sec.gov, at Crescent’s website at http://www.crescentspac.com or by directing a request to Crescent Acquisition Corp, 11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be made directly in this communication. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon management estimates and forecasts and reflect the views, assumptions, expectations, and opinions of Crescent or LiveVox, as the case may be, as of the date of this communication, and may include, without limitation, changes in general economic conditions, including as a result of COVID-19, all of which are accordingly subject to change. Any such estimates, assumptions, expectations, forecasts, views or opinions set forth in this communication constitute Crescent’s or LiveVox’s, as the case may be, judgments and should be regarded as indicative, preliminary and for illustrative purposes only. The forward-looking statements and projections contained in this communication are subject to a number of factors, risks and uncertainties, some of which are not currently known to Crescent or LiveVox, that may cause Crescent’s or LiveVox’s actual results, performance or financial condition to be materially different from the expectations of future results, performance of financial condition. Although such forward-looking statements have been made in good faith and are based on assumptions that Crescent or LiveVox, as the case may be, believe to be reasonable, there is no assurance that the expected results will be achieved. Crescent’s and LiveVox’s actual results may differ materially from the results discussed in forward-looking statements. Additional information on factors that may cause actual results and Crescent’s performance to differ materially is included in Crescent’s periodic reports filed with the SEC, including but not limited to Crescent’s Amendment No. 1 to its Annual Report on Form 10-K/A for the fiscal year ended December 31, 2020. Copies of Crescent’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting Crescent. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and neither Crescent nor LiveVox undertake any obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer or invitation for the sale or purchase of securities, assets or the business described herein or a commitment to Crescent or LiveVox with respect to any of the foregoing, and this filing shall not form the basis of any contract, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

Crescent and LiveVox, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of Crescent’s stockholders in respect of the Business Combination. Information about the directors and executive officers of Crescent and of LiveVox and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, are set forth in the proxy statement for the Business Combination. Additional information regarding the identity of all potential participants in the solicitation of proxies to Crescent’s stockholders in connection with the proposed Business Combination and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, are included in the proxy statement that Crescent filed with the SEC. Investors may obtain such information by reading such proxy statement.

Contacts:

For LiveVox:

Investors:

Alexis Waadt

Vice President, Head of Investor Relations

IR@livevox.com

Michael Bowen and Ryan Gardella

ICR, Inc. for LiveVox

livevoxIR@icrinc.com

Media:

Katie Creaser

LiveVoxPR@icrinc.com

For Crescent Acquisition Corp:

Investors:

Lasse Glassen

Addo Investor Relations

lglassen@addoir.com

424-238-6249

Media:

Bill Mendel

Mendel Communications

Bill@mendelcommunications.com